UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

Keurig Dr Pepper Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
KEURIG DR PEPPER INC.
2023 Annual Meeting
Vote by June 11, 2023
11:59 PM ET
KEURIG DR PEPPER INC.
53 SOUTH AVE.
BURLINGTON, MA 01803
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You invested in KEURIG DR PEPPER INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 12, 2023.
Get informed before you vote
View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 29, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www. ProxyVote. com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote. com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com
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Vote Virtually at the Meeting*
June 12, 2023
10:00 AM EDT
Meeting live via the Internet - please visit www.virtualshareholdermeeting.com/KDP2023
*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

SHARE CLASSES REPRESENTED FOR VOTING

THE COMPANY NAME INC. - COMMON ASDFGHJKL	123456789.1234
THE COMPANY NAME INC. - CLASS A	123456789.1234
THE COMPANY NAME INC. - CLASS B	123456789.1234
THE COMPANY NAME INC. - CLASS C	123456789.1234
THE COMPANY NAME INC. - CLASS D	123456789.1234
THE COMPANY NAME INC. - CLASS E	123456789.1234
THE COMPANY NAME INC. - CLASS F	123456789.1234
THE COMPANY NAME INC. - 401 K	123456789.1234

	Voting Items	Board Recommends
1.	Election of Directors **Nominees:**	
1A	Robert Gamgort	For
1B	Oray Boston	For
1C	Olivier Goudet	For
1D	Peter Harf	For
1E	Juliette Hickman	For
1F	Paul Michaels	For
1G	Pamela Patsley	For
1H	Lubomira Rochet	For
1I	Debra Sandler	For
1J	Robert Singer	For
1K	Larry Young	For
2.	To approve, on an advisory basis, Keurig Dr Pepper Inc.'s executive compensation.	For
3.	To vote, on an advisory basis, whether future advisory votes to approve Keurig Dr Pepper Inc.'s executive compensation should be held every one year, every two years, or every three years.	1 Year
4.	To ratify the appointment of Deloitte & Touche LLP as Keurig Dr Pepper Inc.'s independent registered public accounting firm for fiscal year 2023.	For

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

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